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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                         DATE OF REPORT: APRIL 16, 2003

                        SYNERGY TECHNOLOGIES CORPORATION
                        --------------------------------
             (Exact name of registrant as specified in its charter)

Colorado                           02-26721                  84-1379164
---------------                -----------------             ----------
(State or other              (Commission File No.)           (IRS Employer
jurisdiction of                                              Identification
incorporation or                                                 Number)
organization)


                              333 West 53rd Street
                                      # 7E
                               New York, NY 10022
                            Telephone: (212) 207-6655
    (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)


                              1689 Hawthorne Drive
                          Conroe Texas, USA 77301-3284
                                 Former Address
          (Former name or former address, if changed since last report)






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ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         By letter dated April 11, 2003, KPMG LLP notified Synergy Technologies Corporation (the "Company") that it discontinued serving as the Company's independent accountant, effective immediately, because the Company no longer conducts any operations in Canada.

         On April 8, 2003, Geoffrey Albers, an individual seeking to acquire a controlling interest in the Company upon confirmation of a Plan of Reorganization by the United States Bankruptcy Court hearing the Company's petition under the federal Bankruptcy Code, engaged Demetrius & Company, L.L.C. as the independent accountant to audit the Company's financial statements for the period ended December 31, 2002 and to review the quarters ended March 31, 2003 and ending June 30, 2003.

         The KPMG LLP reports on the Company's financial statements for years ended December 31, 2001 and 2000, being the last two fiscal years during which it served as the Company's independent accountant, contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles; however, KPMG LLP did modify its opinion due to going concern uncertainties.

         During the two fiscal years ended December 31, 2001 and 2000, and the subsequent interim period through September 30, 2002, there were no disagreements with KPMG LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of KPMG LLP, would have caused KPMG LLP to make reference thereto in their report on the financial statements for such years.

         During the two fiscal years ended December 31, 2001 and 2000 and the subsequent interim period through September 30, 2002, there were no reportable events [as defined in Regulation S-B Item 304(a)(1)(iv)].

         During the two fiscal years ended December 31, 2001 and 2000 and the subsequent interim period through September 30, 2002, neither Mr. Albers, the Company nor anyone acting on their behalf, have consulted with Demetrius & Company, L.L.C. regarding (i) either the application of accounting principles to a specified transaction, either completed or proposed or the type of audit opinion that might be rendered on the Company's financial statements, or (ii) any matter that was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-B and the related instructions to
Item 304 of Regulation S-B, or a reportable event, as that term is defined in
Item 304(a)(1)(iv) of Regulation S-B.

         The Company has asked KPMG LLP to furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether KPMG LLP agrees with the above statements.



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ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS.

The following is provided as an Exhibit to this Form 8-K:

(c) Exhibits

Exhibit No.              Document Description
-----------              --------------------
16.1                   Letter from KPMG LLP *

* To be filed by amendment


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      SYNERGY TECHNOLOGIES CORPORATION

Date: April 16, 2003                  By:  /s/ Barry Coffey
                                           ----------------------------------
                                               Barry Coffey, President